MML SERIES INVESTMENT FUND
MML Growth & Income Fund
(the “Fund”)
Supplement dated February 28, 2022 to the
Prospectus dated May 1, 2021 and the
Summary Prospectus dated May 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Important Notice Regarding Change in Investment Policy
The 80% test relating the name of the MML Growth & Income Fund to its principal investments, as required by Rule 35d-1 under the Investment Company Act, is being changed as described below. This change will take effect no earlier than 60 days from the date of this supplement.
Effective April 29, 2022, the following information will replace similar information for the Fund found in the first paragraph under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (on page 38 of the Prospectus):
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in sustainable equity securities.
Effective April 29, 2022, MML Growth & Income Fund will change its name to MML Sustainable Equity Fund.
Effective April 29, 2022, American Century Investment Management, Inc. (“American Century”) will replace Massachusetts Financial Services Company (“MFS”) as the subadviser of the Fund.
Effective April 29, 2022, the following information will replace the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (on page 38 of the Prospectus):
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in sustainable equity securities. Equity securities may include common stock, preferred stock, securities convertible into common or preferred stock, rights, and warrants. The Fund’s subadviser, American Century Investment Management, Inc. (“American Century”), currently considers sustainable securities to be those to which the subadviser’s proprietary model assigns an ESG score that is in the top three quartiles of the environmental, social, and governance (“ESG”) scores the model assigns to all of the securities in the Fund’s benchmark, the S&P 500® Index.
The Fund generally invests in large-capitalization companies American Century believes show improving business fundamentals and attractive ESG characteristics compared to their peer companies, using a proprietary multi-factor model that combines fundamental measures of a stock’s value and growth potential with ESG metrics. The model assigns each security a financial metrics score and an ESG score that are combined to create an overall score. American Century currently defines large capitalization companies as companies with capitalizations in the capitalization range of the S&P 500 Index. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
To measure value, American Century may use ratios of stock price-to-earnings and stock price-to-cash flow. To measure growth, American Century may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates. The model also considers price momentum. American Century arrives at an ESG score by evaluating multiple metrics of each ESG characteristic — environmental, social, and governance. American Century utilizes internal data and research, as well as third party commercial data sources and scoring systems, to evaluate each security’s ESG characteristics. For example, American Century will consider, among other things, a company’s carbon emission profile (environmental), a company’s employee turnover rates and digital privacy (social), and a company’s corporate leadership, including board chair independence and the independence of audit and compensation committees (governance). If information on a specific metric is unavailable, the security may still be selected for the portfolio if American Century believes it can evaluate the security qualitatively, or if the financial metrics and remaining ESG scores merit investment.
Final scores for each security are evaluated on a sector-specific basis, and the Fund seeks to hold securities with the strongest scores in their respective sectors. Using this process, American Century attempts to build a portfolio of stocks that has sustainable competitive advantages, provides better returns without taking on significant additional risk, and maintains a stronger ESG profile than the S&P 500 Index.
Although American Century intends to invest the Fund’s assets primarily in U.S. securities, the Fund may invest in securities of foreign companies when these securities meet American Century’s standards of selection.
When determining whether to sell a security, American Century considers among other things, a security’s price, whether a security’s risk parameters outweigh its return opportunities, general market conditions, and whether the security meets its ESG criteria.
Effective April 29, 2022, the following information will supplement the information for the Fund found under the heading Principal Risks in the section titled Investments, Risks, and Performance (beginning on page 39 of the Prospectus):
ESG Risk To the extent the Fund’s investments are selected based in whole or in part on ESG factors or other non-financial considerations, the Fund may not invest in certain securities in which it might otherwise invest, and may experience less favorable performance than portfolios that do not consider ESG and other non-financial factors or that consider them differently. The securities of companies with favorable ESG scores may underperform similar companies that do not score as well or may underperform the stock market as a whole. Information developed or analyzed by the Fund’s managers or by third parties to determine a company’s ESG score may not be complete or accurate, and complete ESG-related information or data may not be available for many companies. Reliance on ESG scores and factors by the Fund’s managers may have the effect of prioritizing the Fund’s long-term returns over short-term returns.
Style Risk Different investment styles tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. If at any time, the market is not favoring the Fund’s investment style, the Fund’s gains may not be as big as, or its losses may be bigger than, those of other funds using different investment styles.
Effective April 29, 2022, the following risks will hereby be removed from the information for the Fund found under the heading Principal Risks in the section titled Investments, Risks, and Performance (beginning on page 39 of the Prospectus):
Growth Company Risk and Value Company Risk
Effective April 29, 2022, the following information will replace the information for the Fund found under the heading Subadviser(s) in the section titled Management (on page 41 of the Prospectus):
Subadviser(s): American Century Investment Management, Inc. (“American Century”)
Effective April 29, 2022, the following information will replace the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 41 of the Prospectus):
Portfolio Manager(s):
Rob Bove is a Portfolio Manager at American Century. He has managed the Fund since April 2022.
Justin Brown, CFA is a Vice President and Portfolio Manager at American Century. He has managed the Fund since April 2022.
Joe Reiland, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since April 2022.
Effective April 29, 2022, the following information will supplement the information found in the section titled Additional Information Regarding Principal Risks beginning on page 91 of the Prospectus:

ESG Risk
To the extent a Fund’s investments are selected based in whole or in part on ESG factors or other non-financial considerations, the Fund may not invest in certain securities in which it might otherwise invest, and may experience less favorable performance than portfolios that do not consider ESG and other non-financial factors or that consider them differently. The securities of companies with favorable ESG scores may underperform similar companies that do not score as well or may underperform the stock market as a whole. Information developed or analyzed by a Fund’s managers or by third parties to determine a company’s ESG score may not be complete or accurate, and complete ESG-related information or data may not be available for many companies. The ESG score developed by a Fund’s manager for a particular company may differ from that assigned by other investors to the same company. The extent to which the Fund’s managers weigh ESG considerations against other investment factors in determining whether to invest in a company will likely differ from the approaches of other investors. Reliance on ESG scores and factors by a Fund’s managers may have the effect of prioritizing the Fund’s long-term returns over short-term returns.
Style Risk
Different investment styles tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. If at any time, the market is not favoring a Fund’s investment style, the Fund’s gains may not be as big as, or its losses may be bigger than, those of other funds using different investment styles. The Fund may outperform or underperform other Funds that employ a different investment style.
Effective April 29, 2022, the following information will replace similar information found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 110 of the Prospectus:
American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, manages the investments of the MML Mid Cap Value Fund, MML Small Company Value Fund, and MML Sustainable Equity Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of December 31, 2021, American Century had approximately $246.85 billion in total assets under management.
American Century replaced T. Rowe Price as the subadviser of the MML Small Company Value Fund on November 1, 2021 and MFS as the subadviser of the MML Sustainable Equity Fund on April 29, 2022.
Effective April 29, 2022, the following information will supplement the information for American Century found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 110 of the Prospectus:
Rob Bove
is a portfolio manager of the MML Sustainable Equity Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Bove is a Portfolio Manager for American Century. Mr. Bove joined American Century in 2005 as an investment analyst and became a portfolio manager in 2016.
Justin Brown, CFA
is a portfolio manager of the MML Sustainable Equity Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Brown is a Vice President and Portfolio Manager for American Century. Mr. Brown joined American Century in 2000 as an investment analyst and became a portfolio manager in 2006.
Joe Reiland, CFA
is a portfolio manager of the MML Sustainable Equity Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Reiland is a Vice President and Senior Portfolio Manager for American Century. Mr. Reiland joined American Century in 2000 as an investment analyst and became a portfolio manager in 2005.

Effective April 29, 2022, the information for MFS referencing the Fund found on pages 114 and 115 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds will hereby be removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-21-05
GI-21-01

MML SERIES INVESTMENT FUND
MML Growth & Income Fund
(the “Fund”)
Supplement dated February 28, 2022 to the
Statement of Additional Information dated May 1, 2021
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective April 29, 2022, MML Growth & Income Fund will change its name to MML Sustainable Equity Fund.
Effective April 29, 2022, American Century Investment Management, Inc. (“American Century”) will replace Massachusetts Financial Services Company (“MFS”) as the subadviser of the Fund.
Effective April 29, 2022, the following information will replace the first sentence of the third paragraph in the section titled General Information on page B-3:
MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements and administrative services agreements. MML Advisers has entered into investment subadvisory agreements pursuant to which AllianceBernstein L.P. (“AllianceBernstein”) manages the investment of the assets of MML Small/Mid Cap Value; American Century Investment Management, Inc. (“American Century”) manages the investment of the assets of MML Mid Cap Value, MML Small Company Value, and MML Sustainable Equity; Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) manages the investment of the assets of MML Income & Growth; Boston Partners Global Investors, Inc. (“Boston Partners”) manages the investment of the assets of MML Fundamental Value; Gateway Investment Advisers, LLC (“Gateway”) manages the investment of the assets of MML Managed Volatility; Harris Associates L.P. (“Harris”) manages a portion of MML International Equity; Invesco Advisers, Inc. (“Invesco”) manages the investment of the assets of MML Fundamental Equity; Loomis, Sayles & Company, L.P. (“Loomis Sayles”) manages the investment of the assets of MML Large Cap Growth; Massachusetts Financial Services Company (“MFS”) manages the investment of the assets of MML Global and a portion of MML International Equity; Metropolitan West Asset Management, LLC (“MetWest”) manages the investment of the assets of MML Total Return Bond; Northern Trust Investments, Inc. (“NTI”) manages the investment of the assets of MML Equity Index; Thompson, Siegel & Walmsley LLC (“TSW”) manages the investment of the assets of MML Foreign; T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the investment of the assets of MML Blue Chip Growth and MML Equity Income and a portion of MML Mid Cap Growth; and Wellington Management Company LLP (“Wellington Management”) manages the investment of the assets of MML Focused Equity and MML Small Cap Growth Equity and a portion of MML Mid Cap Growth.
Effective April 29, 2022, the following information will replace similar information found on pages B-56 and B-57 under the heading Unaffiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements:
American Century
MML Advisers has entered into Subadvisory Agreements with American Century pursuant to which American Century serves as a subadviser for MML Mid Cap Value, MML Small Company Value, and MML Sustainable Equity. These agreements provide that American Century manage the investment and reinvestment of the assets of the Funds. American Century is located at 4500 Main Street, Kansas City, Missouri 64111. American Century is wholly-owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is a part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments, and prevention of disease.
American Century also provides subadvisory services for the MassMutual Mid Cap Value Fund and MassMutual Small Company Value Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.

MFS
MML Advisers has entered into Subadvisory Agreements with MFS pursuant to which MFS serves as a subadviser for MML Global and MML International Equity. These agreements provide that MFS manage the investment and reinvestment of all or a portion of the assets of the Funds, as applicable. MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
MFS also provides subadvisory services for the MassMutual Overseas Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Effective April 29, 2022, the following information will supplement the information for American Century found in the section titled Appendix C — Additional Portfolio Manager Information on page B-205:
The portfolio managers of MML Sustainable Equity are Rob Bove, Justin Brown, and Joe Reiland.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Rob Bove
Registered investment companies**	5	$5,559,010,210	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	2	$121,764,828	0	$0
Justin Brown
Registered investment companies**	7	$20,760,027,681	0	$0
Other pooled investment vehicles	1	$154,112,049	0	$0
Other accounts	2	$662,106,042	0	$0
Joe Reiland
Registered investment companies**	8	$20,767,404,552	0	$0
Other pooled investment vehicles	1	$154,112,049	0	$0
Other accounts	3	$782,886,172	0	$0

* The information provided is as of December 31, 2021.
** Does not include MML Sustainable Equity.
Ownership of Securities:
As of December 31, 2021, the portfolio managers did not own any shares of MML Sustainable Equity.
Effective April 29, 2022, the following information will replace similar information for American Century found under the heading Compensation in the section titled Appendix C — Additional Portfolio Manager Information on pages B-206 and B-207:
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks (the Russell Midcap® Value Index is used for purposes of MML Mid Cap Value, the Russell 2000® Value Index is used for purposes of MML Small Company Value, and the S&P 500® Index is used for purposes of MML Sustainable Equity) and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for MML Mid Cap Value, MML Small Company Value, and MML Sustainable Equity. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of MML Mid Cap Value, MML Small Company Value, and MML Sustainable Equity are not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of all American Century products managed according to a particular investment style, such as global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The composite for certain portfolio managers may include multiple disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios.
Portfolio managers’ bonuses are discretionary and may be tied to factors such as profitability or individual performance goals, such as research projects and the development of new products.
Effective April 29, 2022, the information for MFS referencing the Fund found on pages B-224 to B-227 in the section titled Appendix C — Additional Portfolio Manager Information will hereby be removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI L7352-21-04